[SHIP]
                            [THE VANGUARD GROUP LOGO]

                      VANGUARD(R) CAPITAL OPPORTUNITY FUND
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 27, 2001

OPEN TO NEW ACCOUNTS; NO LIMITS ON ADDITIONAL INVESTMENTS
Effective April 9, 2001, Vanguard Capital Opportunity Fund will reopen to new accounts and discontinue its current limitation on additional investments by existing shareholders. The Fund's minimum initial investment amount for all new accounts, including IRAs and custodial accounts for minors, will be $25,000.
     Vanguard Capital Opportunity Fund may modify these policies at any time without giving advance notice to shareholders. Please call Vanguard's Investor Information Department at 1-800-662-7447 for more detailed information about the Fund's transaction policies.

(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS111 042001